UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04840

The Tocqueville Trust
(Exact name of registrant as specified in charter)

The Tocqueville Trust
40 W. 57th St., 19th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt
The Tocqueville Trust
40 W. 57th St., 19th Floor
New York, NY 10019
 (Name and address of agent for service)

(212) 698-0800
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

(a)	Annual Report

The Tocqueville Trust
Mutual Fund
Annual Report

October 31, 2023

The Tocqueville Fund

TOCQUEVILLE

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Chairman’s Note

Dear Fellow Shareholder,

War in the Middle East and a Cold War brewing, along with impeachment hearings in Congress, rampant homelessness and crime on the streets of New York City (and elsewhere), out of control government finances, rising interest rates, inflation, energy woes (of a different kind), confidence declining in our putative leaders and a general malaise settling upon the nation cannot help but remind this veteran of fifty years on Wall Street of the 1970’s when I left Academia to become a securities analyst.

It was not a happy period for stocks, nor for the nation, and especially not for the City of New York.

Still, we came through it, and over those fifty years investors did very well, world peace was maintained, cities became desirable places to live and raise a family, energy security was attained, interest rates peaked, global poverty was diminished on a massive scale, and technology and medicine made giant leaps of progress.

It doesn’t pay to get too bearish.

I think the period ahead will witness similar positive developments, surprising developments that will reward patient long-term investors.

Keep the faith and Happy Holidays to all.

Sincerely,

Robert W. Kleinschmidt

Chairman

Annual Report	1

The Tocqueville Fund

Year Ended October 31, 2023, Commentary for TOCQX

Dear Fellow Shareholder,

Over the past year, investors have had to contend with various forms of uncertainty, including the impact of rapidly rising global interest rates, central bank withdrawal of liquidity, the nature of the recovery from the COVID pandemic, volatile inflationary signals and now two hot wars going on simultaneously, potentially involving global geopolitical players. Wars tend to be inflationary. We saw the impact of its effect on commodities in the Ukraine war, and we would expect the current conflict in the Middle East to have the same effect, especially the longer it lasts.

Equity markets rose over the past year even in the face of rising global interest rates and declining liquidity as central banks reduced bond purchases and engaged in quantitative tightening. Markets had been increasingly pricing in a pause in Fed rate hikes and a softer landing for the economy generally, especially as some signs of inflation had cooled. Economic data has kept upward pressure on rates as employment, wages, retail sales and housing starts figures did better than expected as the period ended. Asset values, which had been buoyed by near zero cost of capital for many years, now appear to be unsustainable in certain sectors. Equity valuations, aside from the “Magnificent Seven,” large capitalization technology stocks which dominate the indices and are driven by perceived secular trends, more broadly seem to depend on the assumption that any slowdown will be shallow and short lived. A lot, in all likelihood, depends on consumer spending, which is for the first time in more than a decade supported by savers who are now suddenly earning an actual if not “real” return on cash, at least for the moment. Although, that might not be sustained if inflation resurges.

As we have recently discussed, the term premium and concerns over the burden of rising rates on government finances seem to keep investors in the realm of “higher for longer.” That may not have suppressed the Modern Monetarists forever, who we presume would still love to raise taxes on just about anything rather than reduce spending if they cannot continue to monetize deficits through quantitative easing. Profligate spending is not a problem until it suddenly becomes one, which is what worries us. Rising rates have not yet had as significant an impact on the market because many companies have locked in lower rates into their debt structures for longer periods. It would have been nice if the Treasury Department had the same foresight.

The dollar strengthened against most currencies and commodities were mixed during the year. Oil ended roughly where it started after a run up in September, but natural gas fell steeply early in the period and has not recovered. Industrial metals were mixed though precious metals were higher, perhaps reflecting the uncertainty around the globe. Agricultural commodities were mostly lower during the year. High yield credit spreads remained tight throughout most of the year, suggesting interest rate troubles seem confined to the public sector for the moment and any fallout into the corporate sector may be limited.

2	October 31, 2023

The U.S. market performed reasonably well during the period with Information Technology, Communication Services and Consumer Discretionary being the largest contributors. Healthcare, Financials and Energy were the greatest detractors. The S&P 500 Index is highly concentrated and has a skewed valuation reflecting its large capitalization leadership.

The Fund gained 4.20% on a net basis during the period compared to the S&P 500, Russell 1000 Value and Russell 3000 Value which returned +10.14%, -0.11% and -0.72%, respectively. Information Technology, Industrials and Materials were the largest contributing sectors to the portfolio while Healthcare, Utilities and Financials were the biggest detractors. The top individual contributors were NVIDIA, Microsoft, Crane, Applied Materials and Alphabet. Inogen, Charles Schwab, Cross Country Healthcare, Pfizer and Nutrien were the biggest detractors.

During the year, Fund turnover and activity was higher than normal as mergers with the Tocqueville Opportunity Fund and the Tocqueville Phoenix Fund were completed. Higher conviction names that were held in the other funds were retained and many others liquidated. Other positions were added to or reduced opportunistically as price targets were achieved or as situations warranted. Other positions were trimmed and then reacquired to create a tax loss, while also increasing basis. Going forward we expect turnover to return to our normal practice.

Market performance over the past several years has been led by a narrow set of large capitalization tech stocks, come to be known as the “Magnificent Seven.” We own them, and they have helped our results, but in a lower concentration than the S&P 500 index. Our risk parameters discourage positions as large as some of these stocks have become in the indices.

As interest rates have risen it should encourage better capital allocation by investors and overall multiples should come down. While the world remains an uncertain and volatile place, the investing environment should be in an era where stock picking can prevail, as it was in the 1970’s. As always, we will stick to our disciplined investment process seeking contrarian opportunities of value where we can find them.

Sincerely,

Robert W. Kleinschmidt	Peter Shawn

Portfolio Manager	Director of Fund Research

Annual Report	3

The Tocqueville Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED OCTOBER 31, 2023

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Fund	4.20%	8.49%	9.03%	8.52%
Standard & Poor’s 500 Total Return Stock Index	10.14%	10.36%	11.01%	11.18%

4	October 31, 2023

Expense Example—October 31, 2023 (Unaudited)

As a shareholder of the Tocqueville Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2023 - October 31, 2023).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report	5

Expense Example Tables (Unaudited)

The Tocqueville Fund

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2023 -
	May 1, 2023	October 31, 2023	October 31, 2023
Actual	$1,000.00	$ 998.70	$6.05
Hypothetical (5% return before expenses)	1,000.00	1,019.16	6.11

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.20% for the Tocqueville Fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

6	October 31, 2023

The Tocqueville Fund

Financial Highlights

Per share operating performance	Years Ended October 31,
(For a share outstanding throughout the year)	2023	2022		2021	2020	2019
Net asset value, beginning of year	$39.55	$48.39		$37.03	$37.80	$35.84

Operations:
Net investment income (1)	0.07	0.43		0.25	0.31	0.43
Net realized and unrealized gain	1.59	(4.30)		12.49	1.58	4.46
Total from investment operations	1.66	(3.87)		12.74	1.89	4.89

Distributions to shareholders:
Dividends from net investment income	(0.24)	(0.20)		(0.25)	(0.37)	(0.34)
Distributions from net realized gains	(1.69)	(4.77)		(1.13)	(2.29)	(2.59)
Total distributions	(1.93)	(4.97)		(1.38)	(2.66)	(2.93)
Change in net asset value for the year	(0.27)	(8.84)		11.36	(0.77)	1.96
Net asset value, end of year	$39.28	$39.55		$48.39	$37.03	$37.80
Total Return	4.2%	-9.3%		35.2%	5.0%	14.9%
Ratios/supplemental data
Net assets, end of year (000)	$412,912	$258,843		$313,739	$251,096	$285,070
Ratio to average net assets:
Expenses before waiver	1.35%	1.33%		1.34%	1.38%	1.30%
Expenses after waiver	1.20%	1.25	%(2)	1.25%	1.25%	1.25	%(3)
Net investment income before waiver	0.37%	0.91%		0.46%	0.69%	1.11%
Net investment income after waiver	0.52%	0.99%		0.55%	0.82%	1.16%
Portfolio turnover rate	22%	6%		11%	9%	13%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.

(2)	Effective October 1, 2022, the Tocqueville Fund reduced the operating expense limit from 1.25% to 1.20%

(3)	Includes 0.01% of interest expense which is not included in the Fund’s operating expense cap.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	7

The Tocqueville Fund

Schedule of Investments as of October 31, 2023

Common Stocks—94.7%	Shares	Value
Automobiles & Components—0.8%
Toyota Motor Corp.— ADR(b)	20,000	$3,503,600
Banks—0.8%
Bank of America Corp.	120,000	3,160,800
Capital Goods—10.9%
Apogee Enterprises, Inc.	135,000	5,794,200
Caterpillar, Inc.	25,000	5,651,250
Crane Co.	75,000	7,299,750
Deere & Co.	20,000	7,307,200
Illinois Tool Works, Inc.	25,000	5,603,000
Mayville Engineering Co, Inc.(a)	500,000	6,045,000
Parker-Hannifin Corp.	15,000	5,533,650
Raytheon Technologies Corp.	20,000	1,627,800
		44,861,850
Commercial & Professional Services—2.6%
ABM Industries, Inc.	125,000	4,917,500
Republic Services, Inc.	40,000	5,939,600
		10,857,100
Consumer Durables & Apparel—1.6%
NIKE, Inc.—Class B	25,000	2,569,250
Sony Group Corp.— ADR(b)	50,000	4,152,500
		6,721,750
Consumer Services—2.0%
Expedia Group, Inc.(a)	20,000	1,905,800
McDonald’s Corp.	25,000	6,554,250
Restaurant Brands International LP(b)	37	2,491
		8,462,541
Diversified Financials—1.3%
Intercontinental Exchange, Inc.	25,000	2,686,000
The Charles Schwab Corp.	50,000	2,602,000
		5,288,000
Energy—7.5%
Cameco Corp.(b)	75,000	3,068,250
Chevron Corp.	40,000	5,829,200
Diamondback Energy, Inc.	40,000	6,412,800

Halliburton Co.	100,000	3,934,000
Occidental Petroleum Corp.	75,000	4,635,750
Range Resource Corp.	100,000	3,584,000
Texas Pacific Land Corp.	2,000	3,691,900
		31,155,900
Food & Staples Retailing—1.8%
Walmart, Inc.	45,000	7,353,450
Food, Beverage & Tobacco—1.4%
The Coca-Cola Co.	100,000	5,649,000
Health Care Equipment & Services—2.2%
Abbott Laboratories	50,000	4,727,500
Cross Country Healthcare, Inc.(a)	190,000	4,400,400
		9,127,900
Household & Personal Products—3.6%
Colgate-Palmolive Co.	100,000	7,512,000
The Procter & Gamble Co.	50,000	7,501,500
		15,013,500
Insurance—1.9%
Aflac, Inc.	100,000	7,811,000
Materials—12.0%
Avient Corp.	100,000	3,162,000
BHP Group Ltd.—ADR(b)	50,000	2,853,000
Dow, Inc.	40,000	1,933,600
Freeport-McMoRan, Inc.	100,000	3,378,000
Landec Corp.	250,000	1,755,000
Newmont Mining Corp.	150,000	5,620,500
Nutrien Ltd.(b)	50,000	2,685,000
Orion Engineered Carbons SA(b)	475,000	9,642,500
Pan American Silver Corp.(b)	100,000	1,461,000
Sonoco Products Co.	75,000	3,885,750
South32 Ltd.—ADR(b)	100,000	1,071,000
Vulcan Materials Co.	40,000	7,859,600
Wheaton Precious Metals Corp.(b)	100,000	4,225,000
		49,531,950
Media—0.7%
Vivendi SE(b)	300,000	2,684,189

The Accompanying Footnotes are an Integral Part of these Financial Statements.

8	October 31, 2023

The Tocqueville Fund

Schedule of Investments as of October 31, 2023

Common Stocks—94.7%	Shares	Value
Media & Entertainment—6.9%
Alphabet, Inc.—Class A(a)	125,000	$15,510,000
Cars.com, Inc.(a)	400,000	6,092,000
The Walt Disney Co.(a)	50,000	4,079,500
Warner Bros Discovery, Inc.(a)	300,000	2,982,000
		28,663,500
Pharmaceuticals, Biotechnology & Life Sciences—5.2%
BioMarin Pharmaceutical, Inc.(a)	20,000	1,629,000
Johnson & Johnson	20,000	2,966,800
Merck & Co., Inc.	100,000	10,270,000
Novo Nordisk A/S—ADR(b)	20,000	1,931,400
Pfizer, Inc.	150,000	4,584,000
		21,381,200
Retailing—1.6%
Amazon.com, Inc.(a)	50,000	6,654,500
Semiconductors & Semiconductor Equipment—8.3%
Applied Materials, Inc.	70,000	9,264,500
Marvell Technology, Inc.	100,000	4,722,000
NVIDIA Corp.	30,000	12,234,000
QUALCOMM, Inc.	75,000	8,174,250
		34,394,750
Software & Services—11.3%
Adobe, Inc.(a)	10,000	5,320,600
Automatic Data Processing, Inc.	40,000	8,728,800
Microsoft Corp.	40,000	13,524,400
Paycom Software, Inc.	20,000	4,899,400
ServiceNow, Inc.(a)	15,000	8,727,750
Shopify, Inc.—Class A(a)(b)	115,000	5,426,850
		46,627,800
Technology Hardware & Equipment—6.9%
Apple, Inc.	60,000	10,246,200
Crane NXT Co.	75,000	3,900,000
Flex Ltd.(a)(b)	400,000	10,288,000
Lumentum Holdings, Inc.(a)	100,000	3,921,000
		28,355,200

Telecommunication Services—0.9%
Verizon Communications, Inc.	100,000	3,513,000
Utilities—2.5%
NextEra Energy, Inc.	175,000	10,202,500
Total Common Stocks (Cost $201,907,002)		390,974,980
Real Estate Investment Trust (REIT)—1.2%
Real Estate—1.2%
Weyerhaeuser Co.	175,000	5,020,750
Total Real Estate Investment Trust
(Cost $3,359,578)		5,020,750
Short-Term Investment—2.6%
Money Market Mutual Fund—2.6%
STIT Treasury Portfolio—
Institutional Class,
5.270%(c)	10,828,298	10,828,298
Total Money Market Fund
(Cost $10,828,298)		10,828,298
Total Investments
(Cost $216,094,878)—98.5%		406,824,028
Other Assets in Excess of
Liabilities—1.5%		6,087,946
Total Net Assets—100.0%		$412,911,974

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.

(b)	Foreign issued Security. Foreign Concentration (including ADR’s) was as follows: Australia 1.0%; Canada 4.1%; Denmark 0.5%; France 0.7%; Japan 1.9%; Luxembourg 2.3%; Singapore 2.5%.
(c)	Rate listed is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	9

Percent of Total Investments (Unaudited)

The Tocqueville Fund

Allocation of Portfolio Holdings

October 31, 2023

10	October 31, 2023

The Tocqueville Trust

Statement of Assets & Liabilities

October 31, 2023

The Tocqueville Fund
Assets:
Investments, at value (1)	$406,824,028
Receivable for investments sold	6,515,673
Receivable for Fund shares sold	17,226
Dividends, interest and other receivables	386,593
Other assets	23,899
Total Assets	413,767,419

Liabilities:
Payable for Fund shares redeemed	281,200
Payable to Adviser	258,175
Payable to Administrator	60,678
Payable to Trustees	42,755
Accrued distribution fee	60,457
Accrued expenses and other liabilities	152,180
Total Liabilities	855,445
Net Assets	$412,911,974

Net assets consist of:
Paid in capital	$197,047,024
Total distributable earnings	215,864,950
Net assets	$412,911,974
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	10,510,973
Net asset value, offering and redemption price per share	$39.28
(1) Cost of investments	$216,094,878

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	11

The Tocqueville Trust

Statement of Operations

The
Tocqueville
Fund
Investment Income:
Dividends*	6,556,993
Interest	826,334
Total investment income	7,383,327

Expenses:
Investment Adviser’s fee (See Note 4)	3,218,671
Distribution (12b-1) fees (See Note 4)	1,072,890
Administration fees (See Note 4)	636,380
Transfer agent and shareholder services fees	198,919
Trustee fees and expenses	152,140
Legal fees	140,108
Other expenses	88,528
Fund accounting fees	84,564
Printing and mailing expense	56,644
Insurance expense	51,612
Blue sky fees	43,573
Custody fees	29,130
Audit fees	28,358
Registration fees	11,077
Total expenses before waiver	5,812,594
Less: Fees waived (See Note 4)	(662,720)
Net expenses	5,149,874
Net Investment Income	2,233,453

Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments	25,386,780
Foreign currency translation	27,404
25,414,184
Net change in unrealized appreciation (depreciation) on:
Investments	(15,094,435)
(15,094,435)
Net gain on investments and foreign currency	10,319,749
Net Increase in Net Assets Resulting from Operations	$12,553,202
* Net of foreign taxes withheld of:	$68,603

The Accompanying Notes are an Integral Part of these Financial Statements.

12	October 31, 2023

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Fund
	For the	For the
	Year Ended	Year Ended
	October 31,	October 31,
	2023	2022
Operations:
Net investment income	$2,233,453	$2,832,623
Net realized gain on sale of investments and foreign currency	25,414,184	19,627,576
Net change in unrealized appreciation (depreciation)	(15,094,435)	(48,826,278)
Net increase (decrease) in net assets resulting from operations	12,553,202	(26,366,079)
Total dividends and distributions	(21,098,680)	(32,027,478)
Fund share transactions:
Proceed from merger (see Note 9)	186,394,040	—
Shares sold	6,710,060	7,594,005
Shares issued to holders in reinvestment of dividends	20,328,860	30,439,280
Shares redeemed	(50,818,399)	(34,536,336)
Net increase	162,614,561	3,496,949
Net increase (decrease) in net assets	154,069,083	(54,896,608)
Net Assets:
Beginning of year	258,842,891	313,739,499
End of year	$412,911,974	$258,842,891

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	13

The Tocqueville Trust

Notes to Financial Statements

1.	ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 and organized on September 17, 1986, consisting of one fund, the Tocqueville Fund (the “Fund”). The Fund is an open-end management investment company. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in securities of United States issuers.

On November 18, 2022, the Tocqueville Fund acquired all the net assets of the Tocqueville Opportunity Fund and Tocqueville Phoenix Fund. For more information regarding the reorganization see note 8.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statement. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services—Investment Companies.”

a)  Security valuation and security transactions

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and ask prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). If there is no NASDAQ Official Closing Price for a NASDAQ-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from NASDAQ will be used. When market quotations for securities are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Money market funds are valued at net asset value (“NAV”). Fixed income securities, such as corporate bonds, convertible bonds and U.S. government agency issues are valued based on evaluated mean prices supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.

Trading in securities on foreign securities exchanges normally is completed before the calculation of the Fund’s NAV. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Fund may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Fund’s NAV. Events affecting the value of such securities held by the Fund that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Fund’s calculation of the NAV. However, significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

14	October 31, 2023

Cash and cash equivalents may exceed federal insurance limits. Money market deposit accounts are considered cash equivalents and reflected at cost.

Investment transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Net realized gains and losses from sales of securities are determined on the specific identification cost method.

b)  Restricted and illiquid securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

c)  Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, and a discussion of changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

●	Level 1 - Quoted prices in active markets for identical securities.

●	Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments—including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed-end funds and real estate investment trusts—which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2.

Annual Report	15

Investment in mutual funds, including money market funds, are generally priced at the ending NAV provided by the service agent of the funds and will be classified as Level 1 securities.

Fixed income securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues are valued based on evaluated mean prices supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2.

Options are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day, the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees and may be classified as Level 3 securities. In determining fair value, the Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund’s assets and liabilities carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

16	October 31, 2023

Description	Level 1	Level 2	Level 3	Total
The Tocqueville Fund*
Assets
Common Stocks	$390,974,980	$—	$—	$390,974,980
Real Estate Investment Trust (REIT)	5,020,750	—	—	5,020,750
Money Market Fund	10,828,298	—	—	10,828,298
Total Assets	$406,824,028	$—	$—	$406,824,028

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis, or at least annually to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees.

During the current fiscal year ended October 31, 2023, the Fund did not hold any investments with significant unobservable inputs that would be classified as Level 3.

d)  Derivative Instruments and Hedging Activities

The Fund’s Adviser may use derivative instruments, such as purchased and written options, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly knows as the “strike price”).

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a purchased call or put option is exercised, the cost of the security acquired is increased by the premium paid for the call, or in the case of a put, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call or put option is exercised, the premium is added or subtracted, respectively, from the proceeds or cost basis, respectively, to the related transaction of the underlying security. The Fund, as writers of an option, would bear the market risk of an unfavorable change in the price of the security underlying the written option.

Annual Report	17

Derivatives Risk

The risks of using the types of derivatives in which the Fund may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Fund. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The Fund may enter into written call options to hedge against changes in the value of equities. The Fund’s option component of the overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser (as defined below) writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. As the writer of a call option the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. The use of options does not create leverage in the Fund. The Fund did not transact in written options during the Year ended October 31, 2023.

e)  Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Fund has engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange transactions. The Fund is exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their obligations. The value of foreign currencies are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the transactions are settled or the contracts are closed, the Fund recognizes a realized gain or loss.

18	October 31, 2023

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reflected as net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.

f)  Shareholder transactions and distributions

Shareholder transactions are recorded on trade date. Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

g)  Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

h)  Indemnification

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

i)  Market Risk

The market value of a security the Fund holds will fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk may affect an individual security, a particular sector or the entire market. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations of inflation), deflation (or expectations of deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Annual Report	19

j)  Political Risks Relating to Russia’s Invasion of Ukraine

Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction. The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking.

k)  Israel-Hamas Conflict Risk

In October 2023, Hamas terrorists infiltrated Israel’s southern border from the Gaza Strip and conducted a series of attacks on civilian and military targets. Hamas also launched extensive rocket attacks on the Israeli population and industrial centers located along Israel’s border with the Gaza Strip and in other areas within the State of Israel. Following the attack, Israel’s security cabinet declared war against Hamas, and a military campaign was initiated. These events may result in significant market disruptions and may adversely affect regional and global economies. Furthermore, the conflict between Israel and Hamas and the involvement of the United States and other countries could present material uncertainty and risk to the Fund and the performance of its investments or operations, and its ability to achieve its investment objectives. To the extent that third parties, investors, or related customer bases have material operations or assets in Israel or Palestine, they may have adverse consequences related to the ongoing conflict. The extent and duration of the military action and any market disruptions are impossible to predict, but could be substantial.

20	October 31, 2023

l)  Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Since the beginning of 2021, inflation has risen at its highest rate in four decades in the U.S. Inflation may reduce the intrinsic value of an investment in the Fund. While the Biden Administration and the Federal Reserve have made efforts to reduce the effects of inflation on the U.S. economy and financial markets, the mitigating effects of such efforts are uncertain.

m)  Subsequent events evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were available to be issued. This evaluation did not result in any subsequent events, that necessitated disclosure and/or adjustments.

3.	FEDERAL INCOME TAX

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2023, or for any other tax years which are open for exam. As of October 31, 2023, open tax years include the tax years ended October 31, 2020 through 2023. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Provision for federal income taxes or excise taxes has not been made since the Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code necessary to qualify as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended October 31, 2023, the following table shows the reclassifications made:

	Distributable Earnings	Paid In Capital
Tocqueville Fund	$(2,275,366)	$2,275,366

Annual Report	21

The permanent differences primarily relate to fund reorganization and the usage of deemed distributions for tax purposes.

As of October 31, 2023, the components of distributable earnings (accumulated losses) for income tax purposes were as follows:

Tocqueville
Fund

Tax cost of Investments	$216,148,646
Unrealized Appreciation	$199,774,391
Unrealized Depreciation	(9,099,009)
Net unrealized appreciation (depreciation)	190,675,382
Undistributed operating income	1,940,448
Undistributed long-term gains	23,390,344
Distributable earnings	25,330,792
Other accumulated gain/(loss)	(141,224)
Total distributable earnings	$215,864,950

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals.

The tax character of distributions paid during the years ended October 31, 2023 and 2022 was as follows:

	October 31, 2023
	Ordinary	Long Term
	Income	Capital Gain	Total
Tocqueville Fund	$2,620,243	$18,478,437	$21,098,680

	October 31, 2022
	Ordinary	Long Term
	Income	Capital Gain	Total
Tocqueville Fund	$1,292,985	$30,734,493	$32,027,478

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax years ended October 31, 2023 and 2022.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreement approved by shareholders. For its services, Tocqueville receives fees from the Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion.

With respect to the Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that the Fund’s total annual operating expenses do not exceed 1.20%, of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). Prior to October 1, 2022, the Fund had an expense limit of 1.25%. The Expense Limitation Agreements will remain in effect until March 1, 2024, for the Fund. For the Year ended October 31, 2023, the Adviser waived $662,720 of the advisory fee for the Fund. Such amount is not subject to recoupment by the Adviser.

22	October 31, 2023

Pursuant to an Administrative Services Agreement, the Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of each Fund; 0.13% on the next $600 million of the average daily net assets of each Fund; and 0.12% on all the average daily net assets of each Fund over $1 billion. For the Year ended October 31, 2023, the Adviser made $213,862 in payments to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for the Fund.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. The Fund, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, the Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the Fund for Year ended October 31, 2023 was, $7,995.

5.	CAPITAL SHARE TRANSACTION.

Transactions in capital shares for the Fund were as follows:

	For the
	Year	For the Year
	Ended	Ended
	October 31, 2023	October 31, 2022
The Tocqueville Fund	Shares	Shares

Shares sold	4,712,746	180,533
Shares issued to holders in reinvestment dividends	518,593	669,731
Shares redeemed	(1,264,731)	(789,519)
Net increase	3,966,608	60,745

For more information regarding the reorganization see note 8.

Annual Report	23

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2023, are summarized below.

Tocqueville
Fund

Purchases:	$88,779,170
Sales:	$114,185,894

7.	LINE OF CREDIT

The Tocqueville Trust has a line of credit (the “Line”), which is uncommitted, in the amount of $40,000,000, 10% of the Fund’s gross market value, or 33.33% of the fair value of the Fund’s investments, whichever is less, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Trust’s assets. The Line has a one-year term and is reviewed annually by the Board of Trustees. The Line matures, unless renewed, on January 16, 2024. Interest is charged at the greater of 0.00% and the prime rate minus 0.50%. The interest rate as of for the year ended October 31, 2023, was 8%. The average interest rate during the year ended October 31, 2023, was 6.50%. During the year ended October 31, 2023, the Fund’s maximum borrowing was $45,000 and average borrowing was $179.

8.	REORGANIZATION

On November 18, 2022, the Tocqueville Fund (the “Acquiring Fund”) acquired all the net assets of the Tocqueville Opportunity Fund and the Tocqueville Phoenix Fund (the “Acquired Funds”) pursuant to Agreement and Plan of Reorganization approved by shareholders on November 15, 2022, in a special meeting. The purpose of the transaction was to combine the three funds managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 4,544,733 shares of the Acquiring Fund (valued at $186,394,040) for all 8,356,590 shares of the Acquired Funds at the close of business November 17, 2022. For financial reporting purposes, assets received, and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting to the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquired Funds’ net assets at that date were $186,394,040. The aggregate net assets of the Acquiring Fund immediately before the acquisition were $267,574,191. The aggregate net assets of the Acquiring Fund immediately after the acquisition were $453,968,232. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. 100% of the costs associated with the Plan of Reorganization were paid by the Adviser.

24	October 31, 2023

The details of the reorganization are shown below:

		Pre-	Pre-		Post-	Post-
	Pre-	Reorganization	Reorganization	Post-	Reorganization	Reorganization
	Reorganization	Shares	Net Asset	Reorganization	Shares	Exchange
	Net Assets	Outstanding	Value	Net Assets	Outstanding	Ratio
The Tocqueville Fund	$267,574,191	6,524,094	$41.01	$453,968,232	11,068,825	—
The Tocqueville Opportunity Fund	52,841,965	2,065,186	25.59	—	—	0.62387231
The Tocqueville Phoenix Fund	133,552,075	6,291,404	21.23	—	—	0.51758214

As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect the historical cost basis as of the date of reorganization. Immediately prior to the reorganization, the fair value of investments, the net unrealized appreciation and cost basis of the Tocqueville Opportunity Fund was $52,846,100, $29,397,497, and $23,488,603 respectively and the fair value of investments, net unrealized appreciation, and cost basis of the Tocqueville Phoenix Fund was $133,570,961, $30,098,800, and $103,472,161 respectively.

Assuming the acquisition had been completed on November 1, 2022, the beginning of the annual reporting period of the Acquiring Fund, the Acquired Funds’ pro forma results of operations for the period ended October 31, 2023, are as follows:*

Net Investment Income: $2,229,841

Net Realized Gain on Investments: $25,415,287

Net Unrealized Appreciation on Investments: $(10,729,929)

Net Increase in Net Assets Resulting from Operations: $16,915,199

*	This information is unaudited.

9.	TAILORED SHAREHOLDER REPORTS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Annual Report	25

The Tocqueville Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Tocqueville Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Tocqueville Trust comprising The Tocqueville Fund (the “Fund”) as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended October 31, 2020, and prior, were audited by other auditors whose report dated December 23, 2020, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

26	October 31, 2023

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

December 20, 2023

Annual Report	27

ADDITIONAL INFORMATION (UNAUDITED)

1.	ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

George Cooke Year of Birth: 1952	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2020	Business Development, Tocqueville Capital Management, June 2015 – April 2020.	1	None

Charles F. Gauvin Year of Birth: 1956	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since February 2015	Independent consultant on strategy, leadership and philanthropy, 2018 – present; Chief Development Officer, Woods Hole Oceanographic Institution, February 2016 – 2018.	1	Director, Bioqual, Inc., July 1992 – present.

James W. Gerard Year of Birth: 1961	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2001	Managing Director, Hycroft Advisors, from January 2010-present; Managing Director, deVisscher & Co., LLC from January 2013 to present; The Chart Group from January 2001 to present.	1	President, American Overseas Memorial Day Association, 1998 – present; Trustee, Salisbury School, 2005 – present; Director, American Friends of Bleraucourt, 1992 – present; President, Little Baby Face Foundation, March 2015 – present.

28	October 31, 2023

ADDITIONAL INFORMATION (UNAUDITED)

Interested Trustees(2) and Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Jeff Zatkowsky Year of Birth: 1970	Treasurer	Indefinite Term, Since 2021	Controller / Treasurer of Tocqueville Asset Management from February 2021 to present; CFO, SMT Financial Corp., December 2019 – February 2021; Controller, Summit Financial Corp., August 2014 – November 2019.	N/A	N/A

Robert W. Kleinschmidt Year of Birth: 1949	Chairman, President, and Trustee	Indefinite Term, Chairman Since 2016, and President and Trustee Since 1991	Chief Executive Officer, President and Chief Investment Officer, Tocqueville Asset Management; Director, Tocqueville Management Corporation, General Partner, Tocqueville Asset Management L.P. and Tocqueville Securities L.P., January 1994 to present.	1	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P.

Stephan Yevak Year of Birth: 1959	Anti-Money Laundering Compliance Officer	Indefinite Term, Since 2018	Deputy Chief Compliance Officer, Tocqueville Securities, L.P. from August 2011 to present; Deputy Chief Compliance Officer, Tocqueville Asset Management from August 2011 to present. Anti-Money Laundering Compliance Officer to both entities from March 2018 to present.	N/A	N/A

Annual Report	29

ADDITIONAL INFORMATION (UNAUDITED)

Interested Trustees(2) and Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Cleo Kotis Year of Birth: 1975	Secretary	Indefinite Term, Since 2010	Director of Human Resources of Tocqueville Management Corp. from January 2018 to present; Director of Office Services of Tocqueville Asset Management from June 2015 to present; Operations Director of the Tocqueville-Delafield Group from September 2009 to December 2022.	N/A	N/A

Charles Martin Year of Birth: 1988	Chief Compliance Officer	Indefinite Term, Since 2020	Managing Director, Vigilant Compliance, LLC, 2012 – present.	N/A	N/A

(1)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

(2)	“Interested person” of the Trust as defined in the 1940 Act. Mr. Kleinschmidt is considered “interested person” because of his affiliation with the Advisor.

The Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling the Fund toll free at 1-800-355-7307.

30	October 31, 2023

2.	INVESTMENT ADVISORY AGREEMENT DISCLOSURE (UNAUDITED)

In determining whether to approve the continuance of the Investment Advisory Agreement and the Administration Agreement, the Trustees, including the Independent Trustees, considered the following information:

1)  The nature, extent and quality of services provided by the Adviser.

The Trustees reviewed in detail the nature and extent of the services provided by the Adviser under the terms of the Investment Advisory Agreement and the quality of those services provided to the Tocqueville Fund (“the Fund”) over the past year. The Trustees noted that the services under the Investment Advisory Agreement include: managing the investment and reinvestment of the Fund’s assets; supervising and managing all aspects of the Fund’s operations; and providing the Board on a regular basis with financial reports and analyses on the Fund’s operations and the operations of comparable investment companies. The Trustees also observed that the Adviser provides various administrative services to the Fund pursuant to the terms of the Administration Agreement and considered the nature, extent and quality of services provided under that agreement as well. The Trustees evaluated these factors based on their direct experience with the Adviser and in consultation with counsel. The Trustees concluded that the nature and extent of the services provided under the Investment Advisory Agreement and the Administration Agreement were reasonable and appropriate in relation to the advisory fee and administration fee, respectively, that the level of services provided by the Adviser to the Fund has not diminished over the past year and that the quality of services continues to be high. The Trustees reviewed the personnel responsible for providing advisory and administrative services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory and administrative responsibilities under the Investment Advisory Agreement and Administration Agreement, respectively, for the Fund; (iii) the Adviser was responsive to requests of the Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the Fund and the industry in general. The Trustees also focused on the Adviser’s reputation and long-standing relationship with the Trust.

In connection with its assessment of the performance of the Adviser, the Trustees reviewed the Adviser’s financial statements and considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Advisory Agreement and the Administration Agreement. The Trustees concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the Investment Advisory Agreement and the Administration Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

Annual Report	31

2)  The performance of the Fund and the Adviser.

The Trustees reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the Fund for the one-year, three-year, five-year and ten-year periods, ended July 31, 2023. The peer groups were comprised of other funds that had similar investment objectives and sales load structures, as determined by Morningstar: The Morningstar Large Blend Funds peer group, with total net assets between $300 million and $600 million, for the Fund; (the “Performance Peer Group”).

The Trustees also compared the Fund’s investment performance against its benchmark market indices: the S&P 500 Index (the “Indices”) for the one-year, three-year, five-year, and ten-year periods ended July 31, 2023 for the Fund. The Trustees considered the above information as helpful in their assessment of whether the Adviser was obtaining for the Fund’s shareholders the performance that was available in the marketplace given the Fund’s investment objectives, policies, strategies, limitations and restrictions. The Trustees concluded that the performance of the Fund against its respective Performance Peer Groups was satisfactory.

3)  The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.

In connection with the Trustee’s consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for the Fund against the advisory fees charged by funds in a universe of funds: the Morningstar Large Blend Funds peer group, with average net assets between $301 million and $563 million, for the Fund; (the “Expense Peer Group”). The Trustees considered comparative total fund expenses of the Fund and the Expense Peer Group. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of the Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under each Expense Peer Group fund agreement is often not apparent.

The Trustees also viewed the Expense Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds. The Trustees noted that the contract rate advisory fee and administration fee for the Fund was reasonable, despite the contractual advisory fee rate being above average for the Fund, and the administration fee being above average for the Fund, when compared to its respective Expense Peer Group. The Trustees also considered the combined contract rate advisory and administration fee as compared to its respective Expense Peer Group. The Board further observed that the total expense ratios of the Fund was also reasonable. The Board noted that the total expense ratio for the Fund was above average when compared to its respective Expense Peer Group. The Board also noted that the Fund operates pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus.

32	October 31, 2023

The Trustees also considered the profitability to the Adviser and its affiliate arising out of its relationship with the Trust. In this regard, the Trustees reviewed profitability data relating to the Adviser for the 12 month period ended July 31, 2023. The Trustees considered revenues received by the Adviser under the Investment Advisory Agreement and the Administration Agreement as well as revenues received by the Adviser’s affiliate, the Distributor, under the 12b-1 plans and Related Agreements and commissions received for effecting portfolio transactions. The Trustees concluded that the profitability of the Fund to the Adviser was not excessive.

4)  The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Trustees’ consideration of economies of scale, the Trustees discussed with the Adviser whether economies of scale would be realized by it in its management of the Fund at higher asset levels. The Trustees noted that the Fund currently has advisory fee breakpoints and that they were satisfied that the current breakpoints were appropriate when compared with the Fund’s respective Peer Group. The Trustees also noted that the administration fee also has breakpoints. In the event there was significant asset growth in the future, the Trustee’s determined to reassess whether the advisory fees and administration fee, including the current breakpoint structure, appropriately took into account any economies of scale that had been realized as a result of that growth.

5)  Other Factors.

The Trustees also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Fund’s soft dollar arrangements, whereby brokers provide research to the Fund or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars. The Board also discussed the Adviser’s use of an affiliated broker to effect portfolio transactions, noting that in addition to paying a competitive rate on commissions, the Adviser believed the Fund received better execution on trades.

Based on a consideration of all these factors in their totality, the Trustees, including all of the Independent Trustees, determined that the Fund’s advisory fees and administration fees were fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

Annual Report	33

3.	PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

4.	SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Quarterly portfolio holdings are also available on the website of the Tocqueville Funds, www.tocquevillefunds.com.

5.	SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal year ended October 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2023, was as follows:

Tocqueville Fund	100.00%

For the year ended October 31, 2023, the Fund designated the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	1.09%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows.

Tocqueville Fund	0.00%

34	October 31, 2023

[This page intentionally left blank]

[This page intentionally left blank]

Investment Adviser

Tocqueville Asset Management L.P.
40 W. 57th St., 19th Floor
New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bank Global Fund Services, LLC doing business as

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

Robert W. Kleinschmidt—Chairman

George Cooke

Charles F. Gauvin

James W. Gerard

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Tocqueville Funds

c/o US Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

www.tocquevillefunds.com

TQ Annual 10-31-23

(b)	Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. James Gerard is the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2023	FYE 10/31/2022
Audit Fees	22,000	37,175
Audit-Related Fees	0	0
Tax Fees	4,500	12,750
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	4,500	12,750
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

     Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Furnished herewith.

(2)	A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Tocqueville Trust

By (Signature and Title)*   /s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

         Date     December 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Robert W. Kleinschmidt
 `                      Robert W. Kleinschmidt, President

Date    December 28, 2023

         By (Signature and Title)*  /s/ Jeff Zatkowsky, Treasurer
                                                  Jeff Zatkowsky, Treasurer

Date    December 28, 2023

* Print the name and title of each signing officer under his or her signature.